EXHIBIT A

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Michael H. Cole and Darcy G. McKenzie, or either of them, with full power to each of them to act alone, as the undersigned's true and lawful attorney-in-
fact and agent, to execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Smithfield Foods, Inc., a Virginia corporation
(the "Company") any and all Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder; to do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5, to complete and execute any amendment or amendments thereto, and to timely file such form with the United States Securities and
Exchange Commission and any stock exchange or similar authority; and to take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms as such attorney-in-fact may approve in such attorney-in-fact's discretion.  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.  This power of attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.  The undersigned acknowledges that neither the Company nor any of these attorneys is assuming, nor shall any of them be responsible for, the undersigned's obligation to comply with Section 16 of the Securities Exchange Act of 1934.

      /s/ Paul S. Trible, Jr.__________________
      Signature

      Paul S. Trible, Jr.
      ___________________________________
      Print Name

 August 22, 2007
Dated: ________________________